Exhibit 99.1

SuccessFactors Reports 42 Percent Billings Growth and 48 Percent Revenue Growth

SAN MATEO, Calif. – August 2, 2011 – SuccessFactors, Inc. (NYSE: SFSF) the global leader in cloud-based business execution software, today announced results for its second quarter which ended June 30, 2011.

“With 42 percent, SuccessFactors had outstanding growth in Q2. It’s an acceleration of 19 percent sequentially from Q1, which caps the fastest last 10 quarters of growth of any public Cloud company with over $100 million in sales”, said Lars Dalgaard, founder and CEO of SuccessFactors. “The market we have created is mostly unsaturated, and as if we have created a tipping point in demand, brand and offering. Both our organically built products and major acquisitions are performing above expectations, and every geography and market segment is growing great. Despite aggressive hiring, pipeline is growing faster than we can hire salespeople to absorb it, the teams are gelling globally, our customers are seeing real results in executing better on their businesses, and they want to do a lot more business with SuccessFactors”.

Results for the Second Quarter Fiscal 2011:

•

Q2 FY11 Non-GAAP Revenue: For the quarter ended June 30, 2011, non-GAAP revenue was approximately $73.2 million, compared to the company’s prior guidance of $69 million to $70 million, and compared to approximately $49.5 million in the quarter ended June 30, 2010, an increase of approximately 48 percent year-over-year and an increase of 8 percent sequentially from Q111.

•

Q2 FY11 Non-GAAP Operating Income: For the quarter ended June 30, 2011, the company recognized non-GAAP operating income of $2.4 million and GAAP operating loss from operations of $25.9 million. The non-GAAP operating income excludes $17.7 million in stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and deal related costs and a loss of approximately $10.3 million revaluation of contingent consideration for the quarter ended June 30, 2011.

•

Q2 FY11 Total Deferred Revenue: Total deferred revenue as of June 30, 2011 was $241.7 million, compared to $234.4 million at December 31, 2010 and up approximately 28 percent year-over-year from $188.2 million at June 30, 2010. The acquisition of Plateau Systems, which closed on June 28, 2011, contributed approximately $10.3 million to the deferred revenue balances as of that date

•

Q2 FY11 Cash Flow Generated from Operations: For the quarter ended June 30, 2011, cash flow generated from operating activities was $8.2 million, compared to $6.8 million in the quarter ended June 30, 2010.

•

Q2 FY11 Net Income per Common Share: For the quarter ended June 30, 2011, on a GAAP basis, net loss per common share basic and diluted was $0.09. On a non-GAAP basis, net income per common share, basic and diluted, was $0.03. Non-GAAP net income per common share, both basic and diluted, excludes $17.7 million in stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and deal related costs, approximately $10.3 million revaluation loss of contingent consideration related to business combinations, $1.0 million unrealized foreign exchange gain on an intercompany acquisition loan related to Inform, and approximately $18.0 million tax benefit related to Plateau Systems. This compares to non-GAAP net income per common share basic and diluted of $0.01 in the first quarter of 2011 which excluded approximately $11.0 million of stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and deal related costs, a $11.7 million revaluation gain of contingent consideration related to business combinations and $0.5 million unrealized foreign exchange gain on an intercompany acquisition loan related to Inform, and non-GAAP net income per common share basic and diluted of $0.04 and $0.03, respectively in the second quarter of 2010 which excluded approximately $4.5 million of stock-based compensation. For the second quarter of 2011, GAAP net loss per common share calculation assumed a weighted average share count of approximately 78.9 million, and non-GAAP net income per share calculation assumed a weighted basic average share count of 78.9 million and a weighted average diluted share count of 83.6 million. For the second quarter of 2010, GAAP net loss per common share calculation assumed a weighted average share count of approximately 72.6 million, and non-GAAP net income per share assumed a weighted average basic share count of 72.6 million and a weighted average diluted share count of 78.4 million.

For Additional Second Quarter Fiscal 2011 Highlights please visit: http://www.successfactors.com/press-releases/.

Guidance:

SuccessFactors is initiating guidance for its third quarter fiscal 2011 and updating its outlook for the full fiscal year 2011, as of August 2, 2011.

•

Q3 FY11: Non-GAAP revenue for the company’s third fiscal quarter is projected to be in the range of approximately $83.0 million to $84.0 million, or an increase of approximately 55 percent when compared to the same period in the prior year. Non-GAAP revenue includes the effect of deferred revenue from acquired companies that is required to be written down for GAAP purposes under purchase accounting rules. Non-

GAAP net income per common share, basic and diluted, is expected to be above breakeven. Non-GAAP net income per common share estimates exclude the effects of estimated stock-based compensation expense, amortization of intangible assets, future cash consideration of acquisitions, deal related costs and revaluation of contingent consideration related to business combinations and any unrealized foreign exchange gains/losses on an intercompany acquisition loan and assumes average weighted basic and diluted share counts of approximately 83.1 million shares and 95.1 million shares, respectively.

•

Full Year 2011: Non-GAAP revenue for the company’s full fiscal 2011 is now expected to be in the approximate range of $310 million to $315 million, which is an increase of approximately 50 percent when compared to fiscal 2010. The company expects non-GAAP net income per common share for fiscal 2011 to be above breakeven. Non-GAAP net income per common share estimates exclude the effects of estimated stock-based compensation expense, amortization of intangible assets, future cash consideration of acquisitions, deal related costs and revaluation of contingent consideration related to business combinations and any unrealized foreign exchange gains/losses on an intercompany acquisition loan and assumes average weighted basic and diluted share counts of approximately 83.6 million shares and 95.6 million shares, respectively.

Q2 FY11 Financial Results Conference Call:

SuccessFactors will host a conference call today at 2 p.m. PDT/ 5 p.m. EDT to discuss the second quarter and fiscal 2011 financial results with the investment community. A live webcast of the event will be available on SuccessFactors’ Investor Relations website at http://www.successfactors.com/investor. A live domestic dial-in is available at (888) 895-8076 or +1 (973) 200-3188 internationally. A domestic replay will be available at (800) 642-1687 or +1 (706) 645-9291 internationally, passcode 78431668, and available via webcast replay until August 16, 2011.

Use of Non-GAAP Financial Information:

SuccessFactors provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles (GAAP). To help understand SuccessFactors’ past financial performance and future results, SuccessFactors has supplemented its financial results that it provides in accordance with GAAP, with non-GAAP financial measures. The method SuccessFactors uses to produce non-GAAP financial results is not computed according to GAAP and may differ from the methods used by other companies. The non-GAAP measures used by SuccessFactors in this press release exclude the impact of stock-based compensation expense, the amortization of intangible assets, integration costs, future cash consideration of acquisition and deal related costs, revaluation of contingent consideration or write-downs for fair value accounting related to business combinations, any unrealized foreign exchange gain/loss on an intercompany loan related to the acquisition of Inform, and a tax benefit related to the acquisition of Jambok and Plateau Systems. The company defines billings as revenue plus change in total deferred revenue. Non-GAAP revenue includes revenue from acquired companies that is required to be written down for GAAP purposes under purchase accounting rules.

About SuccessFactors

SuccessFactors is the leading provider of cloud-based Business Execution Software, which delivers business alignment, team execution, people performance, and learning management solutions to organizations of all sizes across more than 60 industries. With approximately 15 million subscription seats globally, we strive to delight our customers by delivering innovative solutions, content and analytics, process expertise and best practices insights from serving our broad and diverse customer base. Today, we have more than 3,500 customers in more than 168 countries using our application suite in 34 languages.

It’s Time to Love Work Again.

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Join us for SuccessConnect in Sydney, Australia Aug. 24-25: http://www.successfactors.com/successconnect/.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are SuccessFactors’ current expectations and beliefs.

These forward-looking statements include statements about future financial results and prospects. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: our ability to retain customers and to experience high customer renewal rates; whether customers renew their agreements for additional modules or users; pricing pressures; our ability to sell our applications to customers of acquired companies; our ability to sell applications of acquired companies to our customers; the uncertain impact of the overall global economic conditions, including on customers, prospective customers and partners, renewal rates and length of sales cycles; the fact that the business execution market is at an early stage of development, and may not develop as rapidly as we anticipate; risks related to the integration of the acquisitions, including retaining customers and employees and managing geographically-dispersed operations and incurring liabilities of the acquired business; competitive factors; outages or security breaches; our ability to develop, and market acceptance of, new services; the impact of any discovered product defects or outages; our ability to continue to sell our services outside the HR area; our ability to manage our growth; our ability to successfully expand our sales force and its effectiveness; whether our resellers and other partners will be successful in marketing our products; our ability to continue to manage expenses; the impact of unforeseen expenses, including as a result of integrating acquisitions; and general economic conditions worldwide. If any such risks or uncertainties materialize or if any of the assumptions proves incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Further information on these and other factors that could affect these forward-looking statements is included in the section entitled “Risk Factors” in our Annual Report on Form 10-K and in our most recent report on Form 10-Q and in other filings we make with the Securities and Exchange Commission from time to time.

SuccessFactors, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

	As of June 30, 2011	As of December 31, 2010
	(unaudited)	(1)
Assets:
Current assets:
Cash and cash equivalents	$120,767	$75,384
Marketable securities	131,627	281,073
Accounts receivable, net of allowance for doubtful accounts	74,805	80,440
Deferred commissions	7,116	7,106
Prepaid expenses and other current assets	14,994	8,022

Total current assets	349,309	452,025
Restricted cash	1,747	913
Property and equipment, net	14,380	8,737
Deferred commissions, less current portion	9,552	12,854
Goodwill	260,909	64,077
Intangible assets	109,649	37,832
Other assets	2,599	975

Total assets	$748,145	$577,413

Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable	$5,807	$7,254
Accrued expenses and other current liabilities	25,326	11,433
Accrued employee compensation	26,911	23,467
Deferred revenue	229,207	219,868
Notes payable	900	—
Acquisition-related contingent consideration	4,000	5,200

Total current liabilities	292,151	267,222

Deferred revenue, less current portion	12,472	14,577
Notes payable, less current portion	1,643	—
Long-term income taxes payable	2,477	1,987
Acquisition-related contingent consideration, less current portion	21,046	21,050
Other long-term liabilities	2,486	1,248

Total liabilities	332,275	306,084
Stockholders’ equity:
Common stock	83	77
Additional paid-in capital	646,142	499,343
Accumulated other comprehensive income	5,235	3,258
Accumulated deficit	(235,590)	(231,349)

Total stockholders’ equity	415,870	271,329

Total liabilities and stockholders’ equity	$748,145	$577,413

(1)	The condensed consolidated balance sheet as of December 31, 2010 has been derived from the audited financial statements as of that date, but does not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements.

SuccessFactors, Inc.

Condensed Consolidated Statement of Operations

(unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
		With Adoption		With Adoption
		of ASU 2009-13		of ASU 2009-13
Revenue
Subscription and support	$55,119	$38,471	$106,311	$74,951
Professional services and other	17,731	11,032	34,137	19,287

Total revenue	72,850	49,503	140,448	94,238

Cost of revenue (1)
Subscription and support	11,976	5,762	21,411	10,907
Professional services and other	12,411	5,975	23,046	11,419

Total cost of revenue	24,387	11,737	44,457	22,326

Total gross profit	48,463	37,766	95,991	71,912

Operating expenses: (1)
Sales and marketing	36,387	22,177	67,358	44,419
Research and development	15,525	8,926	29,291	16,651
General and administrative	15,771	8,203	28,718	15,697
Revaluation of contingent consideration	10,303	—	(1,356)	—
Gain on settlement of litigation, net	(3,619)	—	(2,906)	—

Total operating expenses	74,367	39,306	121,105	76,767

Loss from operations	(25,904)	(1,540)	(25,114)	(4,855)
Unrealized foreign exchange gain on intercompany loan	965	—	1,501	—
Interest income (expense) and other, net	508	(268)	1,292	(535)

Loss before benefit for (provision of) income taxes	(24,431)	(1,808)	(22,321)	(5,390)
Benefit for (provision of) income taxes	17,470	(67)	18,079	(194)

Net loss	$(6,961)	$(1,875)	$(4,242)	$(5,584)

Basic net loss per common share	$(0.09)	$(0.03)	$(0.05)	$(0.08)

Diluted net loss per common share	$(0.09)	$(0.03)	$(0.05)	$(0.08)

Shares used in per common share calculation:
Basic *	78,902	72,645	78,225	72,328
Diluted	78,902	72,645	78,225	72,328
(1) Amounts include stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions, and due diligence and integration costs as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Cost of revenue	$4,053	$677	$6,416	$1,280
Sales and marketing	4,633	1,794	7,861	3,749
Research and development	2,352	722	3,779	1,597
General and administrative	6,685	1,328	10,705	2,921

	$17,723	$4,521	$28,761	$9,547

*	Excludes 561,883 shares held in escrow in connection with Inform and Cubetree acquisitions

SuccessFactors, Inc.

Condensed Consolidated Statements of Cash Flows

(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
		With Adoption		With Adoption
		of ASU 2009-13		of ASU 2009-13
Cash flow from operating activities:
Net loss	$(6,961)	$(1,875)	$(4,242)	$(5,584)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,872	1,332	3,613	2,605
Amortization of deferred commissions	4,115	2,225	8,278	4,325
Stock-based compensation expense	9,443	4,521	17,091	9,547
Amortization of intangible assets	1,919	—	3,564	—
(Gain) or loss on revaluation of contingent consideration	10,303	—	(1,356)	—
Unrealized foreign exchange gain on intercompany loan	(965)	—	(1,501)	—
Changes in assets and liabilities:
Accounts receivable	(1,471)	(3,758)	16,332	11,391
Deferred commissions	(2,502)	(2,317)	(4,986)	(4,209)
Prepaid expenses and other current assets	7,215	323	4,524	(1,186)
Other assets	1,494	(149)	1,533	(545)
Accounts payable	(42)	615	(1,756)	280
Accrued expenses and other current liabilities	5,463	226	8,694	470
Accrued employee compensation	2,153	2,628	(2,485)	(3,396)
Long-term income taxes payable	70	(81)	139	(116)
Other liabilities	(25,787)	(129)	(25,837)	(216)
Deferred revenue	1,833	3,244	(3,041)	6,570

Net cash provided by operating activities	8,152	6,805	18,564	19,936

Cash flow from investing activities:
Restricted cash	(1)	9	(6)	12
Advances to principal shareholders of Inform	—	(2,175)	—	(2,175)
Capital expenditures	(1,173)	(1,150)	(3,040)	(1,782)
Proceeds from sale of assets	—	—	—	1
Acquisitions, net of cash acquired	(127,473)	—	(130,296)	—
Purchases of available-for-sale securities	(17,640)	(111,182)	(46,283)	(145,641)
Proceeds from maturities of available-for-sale securities	33,489	66,003	102,996	92,103
Proceeds from sales of available-for-sale securities	61,474	23,244	91,897	43,244

Net cash (used in) provided by investing activities	(51,324)	(25,251)	15,268	(14,238)

Cash flow from financing activities:
Offering costs	—	(111)	—	(111)
Proceeds from exercise of stock options, net	5,612	2,797	10,974	4,733
Principal payments on capital lease obligations	—	(10)	—	—

Net cash provided by financing activities	5,612	2,676	10,974	4,622

Effect of exchange rate changes on cash and cash equivalents	95	(163)	577	(267)

Net (decrease) increase in cash and cash equivalents	(37,465)	(15,933)	45,383	10,053
Cash and cash equivalents at beginning of period	158,232	102,604	75,384	76,618

Cash and cash equivalents at end of period	$120,767	$86,671	$120,767	$86,671

Non-cash transactions:
Purchase of software licenses	$2,543	$—	$2,543	$—

SuccessFactors, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Non-GAAP Revenue
Revenue	$72,850	$49,503	$140,448	$94,238
(a) Net impact of acquisition related deferred revenue before fair value adjustment	300	—	652	—

Non-GAAP Revenue	$73,150	$49,503	$141,100	$94,238

Billings reconciliation:
GAAP Revenue	$72,850	$49,503	$140,448	$94,238

Ending total deferred revenue	241,679	188,194	241,679	188,194
Less: Beginning total deferred revenue	229,571	184,950	234,445	181,591
Less: Beginning total deferred revenue from acquisitions	10,275	—	10,275	—

Change in total deferred revenue	1,833	3,244	(3,041)	6,603

Billings (revenue plus change in total deferred revenue)	$74,683	$52,747	$137,407	$100,841

Billings profit (loss) and margin reconciliation:
Billings	$74,683	$52,747	$137,407	$100,841
Non-GAAP total cost of revenue and operating expenses (total spend)	70,728	46,522	138,157	89,546

Billings profit (loss)	$3,955	$6,225	$(750)	$11,295

Billings margin	5%	12%	-1%	11%

Net income (loss) and net income (loss) per share reconciliations:
GAAP net loss	$(6,961)	$(1,875)	$(4,242)	$(5,584)
(a) Net impact of acquisition related deferred revenue before fair value adjustment	300	—	652	—
(b) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions, and due diligence and integration costs	17,723	4,521	28,761	9,547
(c) Revaluation of contingent consideration	10,303	—	(1,356)	—
(d) Foreign exchange unrealized gain on intercompany acquisition loan related to Inform	(965)	—	(1,501)	—
(e) Tax benefit related to Jambok and Plateau	(18,022)	—	(19,173)	—

Non-GAAP net income excluding stock-based compensation expense and other items	$2,378	$2,646	$3,141	$3,963

GAAP net loss per common share - basic and diluted	$(0.09)	$(0.03)	$(0.05)	$(0.08)

Non-GAAP net income per common share (excluding stock-based compensation expense and other items) - basic	$0.03	$0.04	$0.04	$0.05

Non-GAAP net income per common share (excluding stock-based compensation expense and other items) - diluted	$0.03	$0.03	$0.04	$0.05

GAAP shares used in computing net loss per common share, basic	78,902	72,645	78,225	72,328

GAAP shares used in computing net loss per common share, diluted	83,621	78,360	83,245	78,148

Total spend reconciliation:
GAAP total cost of revenue and operating expenses	$98,754	$51,043	$165,562	$99,093
(b) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions, and due diligence and integration costs	17,723	4,521	28,761	9,547
(c) Revaluation of contingent consideration	10,303	—	(1,356)	—

Non-GAAP total cost of revenue and operating expenses (total spend)	$70,728	$46,522	$138,157	$89,546

Gross profit and gross margin reconciliations:
GAAP gross profit	$48,463	$37,766	$95,991	$71,912
(a) Net impact of acquisition related deferred revenue before fair value adjustment	300	—	652	—
(b1) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	4,053	677	6,416	1,280

Non-GAAP gross profit	$52,816	$38,443	$103,059	$73,192

GAAP gross margin percentage	67%	76%	68%	76%

Non-GAAP gross margin percentage	72%	78%	73%	78%

Cost of revenue reconciliation:
GAAP cost of revenue	$24,387	$11,737	$44,457	$22,326
(b1) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	4,053	677	6,416	1,280

Non-GAAP cost of revenue	$20,334	$11,060	$38,041	$21,046

Total operating expenses reconciliation:
GAAP operating expenses	$74,367	$39,306	$121,105	$76,767
(b2) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	13,670	3,844	22,344	8,267
(c) Revaluation of contingent consideration	10,303	—	(1,356)	—

Non-GAAP operating expenses	$50,394	$35,462	$100,117	$68,500

Total sales and marketing reconciliation:
GAAP sales and marketing	$36,387	$22,177	$67,358	$44,419
(b3) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	4,633	1,794	7,861	3,749

Non-GAAP sales and marketing	$31,754	$20,383	$59,497	$40,670

Total research and development reconciliation:
GAAP research and development	$15,525	$8,926	$29,291	$16,651
(b4) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	2,352	722	3,779	1,597

Non-GAAP research and development	$13,173	$8,204	$25,512	$15,054

Total general and administrative reconciliation:
GAAP general and administrative expenses	$15,771	$8,203	$28,718	$15,697
(b5) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions, and due diligence and integration costs	6,685	1,328	10,705	2,921

Non-GAAP general and administrative	$9,086	$6,875	$18,013	$12,776

Operating margin reconciliation:
GAAP loss from operations	$(25,904)	$(1,540)	$(25,114)	$(4,855)
(a) Net impact of acquisition related deferred revenue before fair value adjustment	300	—	652	—
(b) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions, and due diligence and integration costs	17,723	4,521	28,761	9,547
(c) Revaluation of contingent consideration	10,303	—	(1,356)	—

Non-GAAP income from operations less stock-based compensation and other items	$2,422	$2,981	$2,943	$4,692

Non-GAAP Revenue	$73,150	$49,503	$141,100	$94,238

Non-GAAP operating margin percentage	3%	6%	2%	5%

Free cash flow reconciliation:
Net cash provided by operating activities	$8,152	$6,805	$18,564	$19,936
Less: Capital expenditures	(1,173)	(1,150)	(3,040)	(1,782)

Free cash flow	$6,979	$5,655	$15,524	$18,154

Contact:

For investor inquiries:

Karen Moran

+1-650.645.4439

kmoran@successfactors.com

For media inquiries:

Andrea Meyer

+1-415.370.7329

ameyer@successfactors.com